UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2016

BURLINGTON STORES, INC.

(Exact Name of Registrant As Specified In Charter)

Delaware	001-36107	80-0895227
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2006 Route 130 North

Burlington, New Jersey 08016

(Address of Principal Executive Offices, including Zip Code)

(609) 387-7800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 29, 2016, Burlington Coat Factory Warehouse Corporation (the “Company”), an indirect wholly-owned subsidiary of Burlington Stores, Inc., entered into Amendment No. 5 (the “Amendment”) to the Credit Agreement dated as of February 24, 2011 (as amended by that certain Amendment No. 1 dated as of May 16, 2012, as further amended by that certain Amendment No. 2 dated as of February 15, 2013, as further amended by that certain Amendment No. 3 dated as of May 17, 2013, and as further amended by that certain Amendment No. 4 dated as of August 13, 2014, the “Term Loan Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent, and the lenders and facility guarantors party thereto. JPMorgan Chase Bank, N.A. and Goldman Sachs Lending Partners LLC acted as joint lead arrangers and joint bookrunners for the Amendment.

The parties entered into the Amendment in order to, among other things, reduce the interest rate margins applicable to the Company’s term loan facility from 2.25% to 1.75%, in the case of prime rate loans, and from 3.25% to 2.75%, in the case of LIBOR loans, with the LIBOR floor being reduced from 1.00% to 0.75%. The Amendment was accomplished by replacing the outstanding $1,117 million principal amount of term B-3 loans (the “Term B-3 Loans”) with a like aggregate principal amount of term B-4 loans (the “Term B-4 Loans”).

The Term B-4 Loans have the same maturity date that was applicable to the Term B-3 Loans.

The foregoing description of the Amendment is qualified in its entirety by reference to such document, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 with respect to the Amendment is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 5, dated as of July 29, 2016, to the Credit Agreement dated as of February 24, 2011, by and among Burlington Coat Factory Warehouse Corporation, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders and facility guarantors party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON STORES, INC.

/s/ Robert L. LaPenta, Jr.
Robert L. LaPenta, Jr. Vice President and Treasurer

Date: July 29, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 5, dated as of July 29, 2016, to the Credit Agreement dated as of February 24, 2011, by and among Burlington Coat Factory Warehouse Corporation, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders and facility guarantors party thereto.